UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 13, 2026
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition
As previously announced through a news wire release on January 5, 2026, Bausch Health Companies Inc. (the “Company” or “Bausch Health”) will participate in the 44th Annual J.P. Morgan Healthcare Conference (the “JPM Conference”) on January 14, 2026. The Company expects to present at the JPM Conference at approximately 3:45 p.m. PT (6:45 p.m. ET). During the presentation, the Company’s management will provide an update for investors relating to certain strategic and business updates. The Company’s management also expects to reaffirm the full year 2025 guidance at the higher end of the range for Bausch Health excluding Bausch + Lomb Corporation that it provided in its financial results press release for the third quarter of 2025 dated October 29, 2025.
A live audio webcast of the event will be accessible on the Investor Relations section of Bausch Health’s website (http://ir.bauschhealth.com/events-and-presentations). A copy of the presentation and a replay of the event will be available on the Company’s Investor Relations website following the event.
Item 7.01 Regulation FD Disclosure
The information in Item 2.02 is incorporated by reference into this Item 7.01.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the presentation referenced herein may contain forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws (collectively, “forward-looking statements”), including, but not limited to, statements relating to the Company’s future prospects and performance, financial guidance, research and development efforts and anticipated timing or results thereof, ability to execute its growth strategies and strategic priorities generally, as well as other corporate and strategic transactions. Forward-looking statements may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and positive and negative variations or similar expressions. These forward-looking statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, but not limited to, the risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2026

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Jean-Jacques Charhon
Jean-Jacques Charhon
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)